UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 8, 2004

SUMMIT BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-11986	75-1694807

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer ID No.)

3880 Hulen Street, Fort Worth, Texas 76107

(Address of principal executive offices)

(817) 336-6817

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.          Other Events

          On December 8, 2004, Summit Bancshares, Inc. announced a two-for-one stock split to be effected in the form of a 100% stock dividend to be paid on December 31, 2004 to shareholders of record at the close of business on December 20, 2004.  A copy of the press release addressing the stock split is attached as Exhibit 99.1.

ITEM 9.01.          Financial Statements and Exhibits

          (c)              Exhibits

                    The following exhibits are furnished with this Form 8-K.

                    99.1     Press Release dated December 8, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUMMIT BANCSHARES, INC.

DATE: December 8, 2004	By:	/s/ BOB G. SCOTT

Bob G. Scott, Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated December 8, 2004

4